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                                                                    EXHIBIT 10.8


                 NEIGHBORHOOD ASSISTANCE CORPORATION OF AMERICA
                        MORTGAGE LOAN TAKE-OUT COMMITMENT



Glenda Edgy
Senior Vice President
BancBoston Mortgage Corporation
7301 Baymeadows Way
Jacksonville, Florida  32256

RE: NEIGHBORHOOD ASSISTANCE CORPORATION OF AMERICA TAKE-OUT COMMITMENT BETWEEN THE FIRST NATIONAL BANK OF BOSTON AND BANCBOSTON MORTGAGE CORPORATION.

Dear Ms. Edgy:

The First National Bank of Boston (the "Buyer") confirms its agreement to buy, and BancBoston Mortgage Corporation (the "Seller") confirms its agreement to sell, residential mortgage loans on a flow basis and under the terms and conditions described below.

The Buyer and the Seller acknowledge that, from time to time, the Buyer desires the Seller to originate certain low-to-moderate income residential mortgage loans on behalf of the Buyer. The Seller is willing to accommodate such desire, on the condition that the Buyer agree to purchase such mortgage loans from the Seller under the terms of this Neighborhood Assistance Corporation of America Take-Out Commitment.

MASTER COMMITMENT       Such amount as may be agreed from time to time by the
AMOUNT                  Buyer and the Seller.

FORM OF SALE            Whole loan servicing retained.

MANDATORY COMMITMENT  This is a mandatory commitment. The Buyer will purchase each residential mortgage loan (the "Mortgage Agreement") which Buyer instructs the Seller to originate under the Neighborhood Assistance Corporation of America Agreement entered into by and between the Buyer and the Neighborhood Assistance Corporation of America as of July 28, 1994 (the "NACA Agreement").

TERM OF COMMITMENT      The term of this Neighborhood Assistance Corporation of
                        America Take-Out Commitment shall be the same as the term of the NACA Agreement.

                        The term of this Neighborhood Assistance Corporation of America Take-Out Commitment will end when the NACA Agreement is terminated or otherwise expires.
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MORTGAGE LOAN PRODUCTS  The low-to-moderate income Mortgage Loans described in the NACA Agreement, including the underwriting criteria set forth in EXHIBIT A to the NACA Agreement.

FEES.                   None.


PRICING The price for each Mortgage Loan will be the same price at which the Buyer instructed the Seller to make such Mortgage Loan available to the mortgagor under the terms of SECTION 3 of the NACA Agreement, plus the closing costs incurred by the Buyer on behalf of such mortgagor.

UNDERWRITING            To be performed in the manner set forth in EXHIBIT A to
                        the NACA Agreement.

FUNDING The Mortgage Loans will be funded by the Buyer on the 10th and 25th day of each month, or the business day immediately before any such date if such 10th or 25th date is not a business day.

SERVICING FEE           The Seller will retain a servicing fee over the life
                        of each Mortgage Loan in an amount and in the manner described in the Mortgage Loan Servicing Agreement to be entered into by and between the Buyer and the Seller as of March 15, 1996.

TIME PERIOD TO SELL     The Seller shall be prepared to sell each Mortgage Loan
LOANS TO THE BUYER      to the Buyer no later than thirty (30) days after the
                        date the Seller funds each such Mortgage Loan.

This commitment may not be assigned to any other entity by either the Buyer or the Seller without the prior written consent of the other party.

Please acknowledge your acceptance and agreement to the terms of this Neighborhood Assistance Corporation of America Take-Out Commitment by signing and returning the enclosed duplicate letter to the Seller at the address shown above.

Very truly yours,

THE FIRST NATIONAL BANK OF BOSTON

By: /s/ Peter J. Manning
    --------------------------------

    Peter J. Manning
- ------------------------------------
Print Name

Title: Creative Director

BANCBOSTON MORTGAGE CORPORATION

By: /s/ Joseph K. Pickett
    --------------------------------

____________________________________
Print Name

Title: _____________________________

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